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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549
                __________________________________

                             FORM 8-A

                __________________________________

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                         CFS BANCORP, INC.
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(Exact name of registrant as specified in its articles of incorporation)


      Delaware                               33-2042093
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(State of incorporation or       (I.R.S. Employer Identification No.)
      organization)


        707 Ridge Road
        Munster, Indiana                                   46321
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(Address of principal executive                          (Zip Code)
            offices)


If this form relates to the                     If this form relates to the
registration of a class of                      registration of a class of
securities pursuant to Section                  securities pursuant to Section
12(b) of the Exchange Act and                   12(g) of the Exchange Act and is
is effective pursuant to General                is effective pursuant to General
Instruction A.(c), please check                 Instruction A.(d), please check
the following box.( )                           the following box.(X)

Securities Act registration statement file number to which this form relates:

333-48689
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                             (If applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

                                   None

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $.01 per share
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                              (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Capital Stock of the Company" in the Prospectus included in the CFS Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-48689) which is hereby incorporated by reference.

Item 2.    Exhibits

      *2.1 Plan of Conversion, as amended, of CFS Bancorp, Inc.

      *3.1 Certificate of Incorporation of CFS Bancorp, Inc.

      *3.2 Bylaws of CFS Bancorp, Inc.

      *4.1 Form of Stock Certificate of CFS Bancorp, Inc.


      *Previously filed with the Securities and Exchange Commission as exhibits to the CFS Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-48689). Such exhibits are incorporated herein by reference.















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                            SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             CFS BANCORP, INC.



Date:  July 10, 1998              By: /s/Thomas F. Prisby
                                      ---------------------------------------
                                      Thomas F. Prisby, Chairman of the Board
                                      and Chief Executive Officer




















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